                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
           Distribution Date of July 23, 1999 for the Collection Period
                         of June 1 through June 30, 1999


POOL DATA - ORIGINAL DEAL PARAMETERS
Aggregate Net Investment Value (ANIV)                                                                             749,988,732.51
Discounted Principal Balance                                                                                      749,988,732.51
Servicer Advance                                                                                                    1,324,812.20
Servicer Payahead                                                                                                   1,260,008.73
Number of Contracts                                                                                                       34,185
Weighted Average Lease Rate                                                                                                 6.81%
Weighted Average Remaining Term                                                                                             33.8
Servicing Fee Percentage                                                                                                    1.00%

POOL DATA - CURRENT MONTH
  Aggregate Net Investment Value                                                                                  749,962,490.69
  Discounted Principal Balance                                                                                    749,954,304.39
  Servicer Advances                                                                                                 2,006,037.09
  Servicer Pay Ahead Balance                                                                                        1,866,648.73
  Maturity Advances Outstanding                                                                                                -
  Number of Current Contracts                                                                                             36,457
  Weighted Average Lease Rate                                                                                               6.84%
  Weighted Average Remaining Term                                                                                           26.0
------------------------------------------------------------------------------------------------------------------------------------


RESERVE FUND:
  Initial Deposit Amount                                                                                           28,124,577.47
  Specified Reserve Fund Percentage                                                                                         5.50%
  Specified Reserve Fund Amount                                                                                    41,249,380.29
  Specified Reserve Fund Percentage (if Condition i, ii or iii met)                                                         6.50%
  Specified Reserve Fund Amount (if Condition i, ii or iii met)                                                    48,749,267.61

                                                                     CLASS A                  CLASS B                   TOTAL
                                                                      AMOUNT                   AMOUNT                   AMOUNT
                                                                     -------                  -------                   ------
  Beginning Balance                                               36,769,190.82            1,095,750.00            37,864,940.82
  Withdrawal Amount                                                         -                       -                         -
  Transferor Excess                                                1,240,622.61                                     1,240,622.61
                                                      ----------------------------------------------------------------------------
  Ending Balance                                                  38,009,813.43            1,095,750.00            39,105,563.43
  Specified Reserve Fund Balance                                  40,153,630.29            1,095,750.00            41,249,380.29
                                                      ----------------------------------------------------------------------------
  Release to Transferor                                                     -                       -                         -
  Cumulative Withdrawal Amount                                              -                       -                         -
------------------------------------------------------------------------------------------------------------------------------------



LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                             Vehicles
  Liquidated Contracts                                                       82
  Discounted Principal Balance                                                                                      1,587,271.67
  Net Liquidation Proceeds                                                                                         (1,253,746.47)
  Recoveries - Previously Liquidated Contracts                                                                         (8,277.50)
                                                                                                      ---------------------------
  Aggregate Credit Losses for the Collection Period                                                                   325,247.70
                                                                                                      ===========================
  Cumulative Credit Losses for all Periods                                                                          1,304,511.46
                                                                                                      ===========================
  Repossessed in Current Period                                              50

Ratio of Net Credit Losses to the Average Pool Balance                                                     ANNUALIZED AVERAGE
for Each Collection Period:                                                                                  CHARGE-OFF RATE
                                                                                                      ---------------------------
    Second Preceding Collection Period                                                                                      0.14%
    First Preceding Collection Period                                                                                       0.37%
    Current Collection Period                                                                                               0.52%


CONDITION (I) (CHARGE-OFF RATE)
Three Month Average                                                                                                         0.34%
Charge-off Rate Indicator ( > 1.25%)                                                                            condition not met
-----------------------------------------------------------------------------------------------------------------------------------


DELINQUENT CONTRACTS:                                              Percent       Accounts          Percent               ANIV
  31-60 Days Delinquent                                             0.90%           329             0.91%           6,831,419.29
  61-90 Days Delinquent                                             0.05%           19              0.05%             411,982.92
 Over 90 Days Delinquent                                            0.02%            9              0.03%             194,351.45
                                                                              ---------------                    ---------------
  Total Delinquencies                                                               357                             7,437,753.66
                                                                              ===============                    ===============

Ratio of Number of Contracts Delinquent 60 Days or More to the Outstanding
Number of Receivables as of Each Collection Period (Includes Repossessions):

    Second Preceding Collection Period                                                                                      0.08%
    First Preceding Collection Period                                                                                       0.10%
    Current Collection Period                                                                                               0.08%

-----------------------------------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                                         0.09%
Delinquency Percentage Indicator ( > 1.25%)                                                                    condition not met
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                                        Vehicles
  Matured Lease Vehicle Inventory Sold                                                                 1                9,554.11
  Net Liquidation Proceeds                                                                                             (8,059.00)
                                                                                                      --------------------------
  Net Residual Value (Gain) Loss                                                                                        1,495.11
                                                                                                      ==========================
  Cumulative Residual Value (Gain) Loss all periods                                                                     2,736.41
                                                                                                      ==========================

                                                                                                 AVERAGE               AVERAGE
                                            NUMBER         SCHEDULED           SALE          NET LIQUIDATION           RESIDUAL
                                             SOLD         MATURITIES           RATIO            PROCEEDS                VALUE
                                            ------        ----------           -----         ---------------           --------
Matured Vehicles Sold for
each Collection Period:
  Second Preceding Collection Period          0                0
  First Preceding Collection Period           1                0              100.00%           11,307.20              12,103.80
  Current Collection Period                   1                0              100.00%            8,059.00               9,863.68
  Three Month Average                                                                            9,683.10              10,983.74

                                                                                                      --------------------------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                            88.16%
                                                                                                      --------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              CURRENT PERIOD
CONDITION (III) (RESIDUAL VALUE TEST)                                                          AMOUNT/RATIO          TEST MET?
                                                                                              --------------         ---------
a) Number of Vehicles Sold > 25% of Scheduled Maturities                                                                YES

b) Number of Scheduled Maturities > 500                                                                                 NO

c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values                   88.16%               NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                               condition not met
-----------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
           Distribution Date of July 23, 1999 for the Collection Period
                         of June 1 through June 30, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       CERTIFICATE BALANCE
                                                                             TOTAL                  PERCENT            BALANCE
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST:                                                                                            98.00%
  Interest Collections                                                     5,605,960.04
  Net Investment Income                                                             -
  Non-recoverable Advances                                                   (46,481.68)
                                                                   --------------------------
    Available Interest                                                     5,559,478.36                               5,448,288.80
  Class A1, A2, A3 Notional Interest Accrual Amount                       (3,075,508.25)                             (3,075,508.25)
  Unreimbursed A1, A2, A3 Interest Shortfall                                        -                                          -
  Interest Accrual for Adjusted Class B Certificate Bal.                    (282,419.42)                               (282,419.42)
  Class B Interest Carryover Shortfall                                              -
  Servicer's Fee                                                            (624,974.19)                               (612,474.71)
  Capped Expenses                                                            (15,745.94)                                (15,431.02)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                -                                          -
  Uncapped Expenses                                                                 -                                          -
                                                                   --------------------------                   -------------------
  Total Unallocated Interest                                               1,560,830.56                               1,462,455.41
  Excess Interest to Transferor                                                                                      (1,462,455.41)
                                                                   --------------------------                   -------------------
  Net Interest Collections Available                                       1,560,830.56
  Interest Collections Allocated to Losses                                  (320,207.95)
  Accelerated Principal Distribution                                                -
                                                                   --------------------------
  Deposit to Reserve Fund                                                  1,240,622.61
                                                                   --------------------------
                                                                   --------------------------
  Withdrawal from Reserve Fund                                                      -
                                                                   --------------------------
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                       (326,742.81)                               (320,207.95)
  Loss Reimbursement from Transferor                                         320,207.95                                 320,207.95
  Loss Reimbursement from Reserve Fund                                              -
                                                                   --------------------------                   -------------------
  Transferor Ending Certificate Principal Loss Amount                         (6,534.86)                                       -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                                 -
  Current increase (decrease)                                                       -
                                                                   --------------------------
  Ending Balance                                                                    -
                                                                   --------------------------
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                                 -
  Current increase (decrease)                                                       -
                                                                   --------------------------
  Ending Balance                                                                    -
                                                                   --------------------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                                 -
  Current increase (decrease)                                                       -
                                                                   --------------------------
  Ending Balance                                                                    -
                                                                   --------------------------
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                                 -
  Current increase (decrease)                                                       -
                                                                   --------------------------
  Ending Balance                                                                    -
                                                                   --------------------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                     -
  Allocations - Current Period                                                      -                                          -
  Allocations - Accelerated Principal Distribution                                  -                                          -
  Allocations - Not Disbursed Beginning of Period                                   -                                          -
  Allocations - Not Disbursed End of Period                                         -                                          -

INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                     -                                          -
  Allocations - Current Period                                             3,357,927.67                               3,357,927.67
  Allocations - Not Disbursed Beginning of Period                                   -                                          -
  Allocations - Not Disbursed End of Period                                3,357,927.67                               3,357,927.67

DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                                            1,240,622.61
  Total Allocation Amount                                                  3,357,927.67                               3,357,927.67
                                                                  --------------------------                    -------------------
     Total Due To Trust                                                    4,598,550.28                               3,357,927.67
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                   CLASS A1                    CLASS A2                  CLASS A3
                                                                    BALANCE                     BALANCE                   BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST:
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

    Available Interest                                          1,400,988.54                3,146,664.75                539,640.03
  Class A1, A2, A3 Notional Interest Accrual Amount              (829,237.50)              (1,914,848.75)              (331,422.00)
  Unreimbursed A1, A2, A3 Interest Shortfall                             -                           -                         -
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses

  Total Unallocated Interest
  Excess Interest to Transferor

  Net Interest Collections Available
  Interest Collections Allocated to Losses
  Accelerated Principal Distribution

  Deposit to Reserve Fund


  Withdrawal from Reserve Fund

PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount
  Loss Reimbursement from Transferor
  Loss Reimbursement from Reserve Fund

  Transferor Ending Certificate Principal Loss Amount
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period
  Allocations - Current Period                                           -
  Allocations - Accelerated Principal Distribution                       -
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                              -                           -                         -

INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                          -                           -                         -
  Allocations - Current Period                                    829,237.50                1,914,848.75                331,422.00
  Allocations - Not Disbursed Beginning of Period                        -                           -                         -
  Allocations - Not Disbursed End of Period                       829,237.50                1,914,848.75                331,422.00

DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund
  Total Allocation Amount                                         829,237.50                1,914,848.75                331,422.00
                                                              ------------------      ------------------------   ------------------
     Total Due To Trust                                           829,237.50                1,914,848.75                331,422.00
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                  CLASS B                        TRANSFEROR INTEREST
                                                                  BALANCE                 INTEREST                 PRINCIPAL
------------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                  2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

    Available Interest                                            360,995.46                 111,189.57
  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.         (282,419.42)
  Class B Interest Carryover Shortfall                                   -
  Servicer's Fee                                                                             (12,499.48)
  Capped Expenses                                                                               (314.92)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                     -
  Uncapped Expenses                                                                                 -
                                                                                 --------------------------
  Total Unallocated Interest                                                                  98,375.16
  Excess Interest to Transferor                                                            1,462,455.41
                                                                                 --------------------------
  Net Interest Collections Available                                                       1,560,830.57
  Interest Collections Allocated to Losses                                                  (320,207.95)
  Accelerated Principal Distribution                                                                -
                                                                                 --------------------------
  Deposit to Reserve Fund                                                                  1,240,622.61
                                                                                 --------------------------

  Withdrawal from Reserve Fund

PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                            (320,207.95)                                            (6,534.86)
  Loss Reimbursement from Transferor                              320,207.95                (320,207.95)
  Loss Reimbursement from Reserve Fund
                                                              ------------------ ---------------------------------------------------
  Transferor Ending Certificate Principal Loss Amount                    -                  (320,207.95)                 (6,534.86)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                                                                -
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution                                                  -
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                              -                          -

INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                          -                          -
  Allocations - Current Period                                    282,419.42                        -
  Allocations - Not Disbursed Beginning of Period                        -                          -
  Allocations - Not Disbursed End of Period                       282,419.42                        -

DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund
  Total Allocation Amount                                         282,419.42                        -                          -
                                                              --------------  -----------------------------------------------------
     Total Due To Trust                                           282,419.42                        -                          -
----------------------------------------------------------------------------  -----------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
           Distribution Date of July 23, 1999 for the Collection Period
                         of June 1 through June 30, 1999

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                CERTIFICATE BALANCE
                                                                        TOTAL             PERCENT                  BALANCE
---------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)                          749,988,732.51
Discounted Principal Balance                                   749,988,732.51
Initial Notional/Certificate Balance                                                      100.00%                 735,000,000.00
Percent of ANIV                                                                                                            98.00%
Certificate Factor                                                                                                     1.0000000
Notional/Certificate Rate
Servicer Advance                                                 1,324,812.20
Servicer Payahead                                                1,260,008.73
Number of Contracts                                                    34,185
Weighted Average Lease Rate                                              6.81%
Weighted Average Remaining Term                                          33.8
Servicing Fee Percentage                                                 1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value                                 749,969,025.55
Discounted Principal Balance                                   749,961,571.05
Notional/Certificate Balance                                                                                      735,000,000.00
Adjusted Notional/Certificate Balance                                                                             735,000,000.00
Percent of ANIV                                                                                                            98.00%
Certificate Factor                                                                                                     1.0000000
Servicer Advances                                                2,157,688.68
Servicer Pay Ahead Balance                                       1,521,013.59
Maturity Advances Outstanding
Number of Current Contracts                                            36,167
Weighted Average Lease Rate                                              6.85%
Weighted Average Remaining Term                                          26.9

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value                               749,962,490.69
  Discounted Principal Balance                                 749,954,304.39
  Notional/Certificate Balance                                                                                    735,000,000.00
  Adjusted Notional/Certificate Balance                                                                           735,000,000.00
  Percent of ANIV                                                                                                          98.00%
  Certificate Factor                                                                                                   1.0000000
  Servicer Advances                                              2,006,037.09
  Servicer Pay Ahead Balance                                     1,866,648.73
  Maturity Advances Outstanding
  Number of Current Contracts                                          36,457
  Weighted Average Lease Rate                                            6.84%
  Weighted Average Remaining Term                                        26.0
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A1                            CLASS A2                       CLASS A3
                                         PERCENT           BALANCE           PERCENT           BALANCE       PERCENT       BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance     25.71%       189,000,000.00         57.76%    424,500,000.00        9.90%   72,800,000.00
Percent of ANIV                                                25.20%                           56.60%                        9.71%
Certificate Factor                                         1.0000000                        1.0000000                    1.0000000
Notional/Certificate Rate                                      5.265%                           5.413%                       5.463%
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                          189,000,000.00                   424,500,000.00                72,800,000.00
Adjusted Notional/Certificate Balance                 189,000,000.00                   424,500,000.00                72,800,000.00
Percent of ANIV                                                25.20%                           56.60%                        9.71%
Certificate Factor                                         1.0000000                        1.0000000                    1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                        189,000,000.00                   424,500,000.00                72,800,000.00
  Adjusted Notional/Certificate Balance               189,000,000.00                   424,500,000.00                72,800,000.00
  Percent of ANIV                                              25.20%                           56.60%                        9.71%
  Certificate Factor                                       1.0000000                        1.0000000                    1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS B                               TRANSFEROR INTEREST
                                              PERCENT            BALANCE                             BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance           6.63%               48,700,000.00                     14,988,732.51
Percent of ANIV                                                             6.49%                             2.00%
Certificate Factor                                                     1.0000000
Notional/Certificate Rate                                                  6.959%
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                       48,700,000.00                     14,969,025.55
Adjusted Notional/Certificate Balance                              48,700,000.00                     14,969,025.55
Percent of ANIV                                                             6.49%                             2.00%
Certificate Factor                                                     1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                    48,700,000.00                      14,962,490.69
  Adjusted Notional/Certificate Balance                           48,700,000.00                      14,962,490.69
  Percent of ANIV                                                          6.49%                              2.00%
  Certificate Factor                                                  1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                                           VEHICLES
Principal Collections                                                                                  6,803,258.07
Prepayments in Full                                                            164                     3,384,182.48
Reallocation Payment                                                            5                         93,671.97
Interest Collections                                                                                   5,605,960.04
Net Liquidation Proceeds and Recoveries                                                                1,262,023.97
Increase (Decrease) in Maturity Advances                                                                        -
Net Liquidation Proceeds - Vehicle Sales                                                                   8,059.00
Non-Recoverable Advances                                                                                 (46,481.68)
                                                                                              ------------------------
Total Available                                                                                       17,110,673.85
----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                                                   AMOUNT                        ANNUAL AMOUNT
                                                                         ----------------------          ------------------------
   Total Capped Expenses Paid                                                   15,745.94                       125,967.52
   Total Uncapped Expenses Paid                                                       -                                -
   Capped and Uncapped Expenses Due                                                   -                                -
Servicer's Fee Due:
   Servicer's Fee Paid                                                         624,974.19
   Servicer's Fee Balance Due                                                         -
 Supplemental Servicer's Fees                                                   64,250.52
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                                              VEHICLES                          AMOUNT
  Beginning Unreinvested Principal Collections                                                                     7,454.50
  Principal Collections & Liquidated Contracts                                                                11,871,403.44
  Allocation to Subsequent Contracts                                              542                        (11,870,671.64)
                                                                                                         ------------------------
  Ending Unreinvested Principal Collections                                                                        8,186.30
---------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
           Distribution Date of July 23, 1999 for the Collection Period
                         of June 1 through June 30, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A1         CLASS A2        CLASS A3        CLASS B         TOTAL CLASS
                                                       BALANCE          BALANCE        BALANCE         BALANCE            BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE
Three Month LIBOR +                                     0.23%            0.27%          0.32%           2.00%

PRINCIPAL PAYMENTS
Principal Payment due to Investors
Ending Certificate Balance                          189,000,000.00   424,500,000.00  72,800,000.00   48,700,000.00   735,000,000.00


INTEREST PAYMENTS
Class Interest Rate for
  Current Interest Period
Interest Calculation for
  Current Interest Period                                        -                -              -               -                -
At Certificate Payment Date:
   Paid to Swap Counterparty                                     -                -              -               -                -
   Due to Swap Counterparty                                      -                -              -               -                -
   Proration %                           0.00%
   Interest Due to Investors                                     -                -              -               -                -
   Interest Payment to Investors                                 -                -              -               -                -

Net Settlement due to / (receive by)
  Swap Counterparty                                              -                -              -               -                -

Total Payment to Investors
  (Principal and Interest)                                       -                -              -               -                -

SWAP SHORTFALL
Prior Swap Interest Shortfall
  Carryover                                                      -                -              -               -                -
Swap Interest Shortfall Inc/(Dec)
  This Period                                                    -              -                -              -
Swap Swap Interest Shortfall
  Carryover                                                      -              -                -              -

INTEREST RESET
Interest Rate                                           5.44750%         5.48750%       5.53750%        7.21750%
Number of Days                                             94               94             94              94
Interest for Succeeding Certificate
  Payment Date                                        2,688,341.25     6,082,436.46   1,052,617.22      917,785.32
-----------------------------------------------------------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ HOLLY PEARSON
-------------------------------
Holly Pearson, Treasury Manager